Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Annual Report of TomoTherapy Incorporated (the “Company”) on Form 10-K/A for the year ended December 31, 2010 (the “Report”), I, Thomas E. Powell, Chief Financial Officer and Treasurer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 15, 2011

/s/ Thomas E. Powell
Thomas E. Powell
Chief Financial Officer and Treasurer TomoTherapy Incorporated